                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             THIRD QUARTER REPORT
                              SEPTEMBER 30, 1998


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------

For the nine months ended September 30, 1998, the total return (assuming reinvestment of all dividends) on the net asset value per Common Share of General American Investors Company was 9.9%. By comparison, the rate of return (including income) for the Standard & Poor's 500 Stock Index was 6%. For the twelve months ended September 30, 1998, the return per Common Share was 13.9%; this compares to a return of 9% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of September 30, 1998, the net assets of the Company were $891,428,463. Net assets applicable to the Common Stock were $741,428,463, equal to $31.78 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 1998 was $74,615,654. During this period, realized gain on securities sold was $78,188,412 ($3.35 per share); the decrease in unrealized appreciation was $12,520,248. Net investment income for the nine months was $8,947,490.

During the nine months, 774,300 shares of the Company's Common Stock were repurchased for $22,250,963 at an average discount from net asset value of 11.4%.



By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $294,843,650)                                      $602,866,759
  Convertible corporate note (cost $2,462,500)                              8,325,000
  Corporate discount notes (cost $274,385,263)                            274,385,263
                                                                         ------------
       Total investments (cost $571,691,413)                              885,577,022

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $    143,735
  Receivable for securities sold ......................      5,309,948
  Dividends, interest and other receivables ...........      2,051,317
  Prepaid expenses ....................................      3,883,323
  Other ...............................................        631,946     12,020,269
                                                           -----------    -----------

TOTAL ASSETS ..........................................                   897,597,291


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      1,135,567
   Preferred dividend accrued but not yet declared ....        240,000
   Accrued expenses and other liabilities .............      4,793,261
                                                           -----------

TOTAL LIABILITIES .....................................                     6,168,828
                                                                         ------------

NET ASSETS ............................................                  $891,428,463
                                                                         ============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                  $150,000,000
                                                                         ============

Net Assets applicable to Common Stock .................                  $741,428,463
                                                                         ============

NET ASSET VALUE PER COMMON SHARE ......................                        $31.78
                                                                         ============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares ....................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  30,000,000  shares; outstanding
      23,330,378 shares (exclusive of
      817,600 shares in Treasury) .....................     23,330,378
   Additional paid-in capital ( note 2 ) ..............    465,073,880
   Undistributed realized gain on securities sold .....     77,844,839
   Undistributed net income ...........................      8,353,757
   Unallocated distributions on Preferred Stock .......     (3,060,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $352,245,338) ...................................    313,885,609
                                                          ------------

TOTAL NET ASSETS ......................................                  $891,428,463
                                                                         ============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Nine Months Ended September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $185,768) ............................   $ 6,158,560
   Interest ..................................     7,324,846
   Investment advisory fees (note 1c) ........        58,426      $  13,541,832
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................     2,212,662
   Administration and operations .............     1,376,250
   Office space and general ..................       438,824
   Transfer agent, custodian and registrar
     fees and expenses .......................       180,543
   Stockholders' meeting and reports .........       124,834
   Directors' fees and expenses ..............       111,811
   Auditing and legal fees ...................        84,000
   Miscellaneous taxes (note 1b) .............        65,418          4,594,342
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        8,947,490


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term except for $1,355,752) ........    78,188,412
  Net decrease in unrealized appreciation ....   (12,520,248)
                                                  ----------

 NET GAIN ON INVESTMENTS .....................                       65,668,164
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $  74,615,654
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                   Nine Months
                                                     Ended          Year Ended
                                              September 30, 1998    December 31,
OPERATIONS                                        (Unaudited)          1997
--------------------------------------------------------------------------------
   Net investment income .....................   $   8,947,490    $   5,149,987
   Net realized gain on sales of securities ..      78,188,412       66,640,521
   Net increase (decrease) in
      unrealized appreciation ................     (12,520,248)      99,421,665
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      74,615,654      171,212,173
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   Unallocated distributions from Preferred
    Stock ....................................      (3,060,000)            --
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................      (3,060,000)            --
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
     short-term capital gain .................        (240,392)      (5,925,735)
   From long-term capital gain ...............      (4,807,836)     (72,383,436)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................      (5,048,228)     (78,309,171)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................             --        49,404,107
   Cost of Common Shares purchased (note 2) ..     (22,250,963)     (37,306,802)
   Net proceeds from the issuance of
     Preferred Stock (note 2) ................     144,575,000             --
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS      122,324,037       12,097,305
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................     188,831,463      105,000,307

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................     702,597,000      597,596,693
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $8,353,757 and distributions
   in excess of net income of $353,341,
   respectively) .............................   $ 891,428,463    $ 702,597,000
                                                 =============    =============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 1998 and for each year in the five-year period ended December 31, 1997. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                       Nine Months
                                                          Ended                           Year Ended December 31,
                                                      Sept. 30, 1998   ------------------------------------------------------------
                                                        (Unaudited)      1997         1996        1995         1994         1993
                                                       -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $       29.15   $   25.24    $   23.94   $   22.31    $   24.75    $   28.56
                                                       -------------   ---------    ---------   ---------    ---------    ---------
   Net investment income ...........................             .38         .21          .22         .08          .05          .03
   Net gain (loss) on securities -
        realized and unrealized ....................            2.82        7.15         3.86        4.54         (.94)        (.80)
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Total from investment operations ...................            3.20        7.36         4.08        4.62         (.89)        (.77)
                                                       -------------   ---------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................            (.01)       (.26)(a)     (.20)       (.11)(b)     (.05)        (.04)
   Distributions from capital gains ................            (.20)      (3.19)       (2.58)      (2.87)       (1.49)       (2.98)
   In excess of net income .........................              --         --           --         (.01)        (.01)        (.02)
                                                       -------------   ---------    ---------   ---------    ---------    ---------
                                                                (.21)      (3.45)       (2.78)      (2.99)       (1.55)       (3.04)
 Preferred Stock -- unallocated ....................            (.13)        --           --          --           --           --
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Total Distributions ................................            (.34)      (3.45)       (2.78)      (2.99)       (1.55)       (3.04)
                                                       -------------   ---------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of Preferred
   Stock offering ..................................            (.23)         --           --          --           --           --
                                                       -------------   ---------    ---------   ---------   ----------    ---------
Net asset value, end of period .....................   $       31.78   $   29.15    $   25.24   $   23.94   $    22.31    $   24.75
                                                       =============   =========    =========   =========   ==========    =========
Per share market value, end of period ..............   $       29.00   $   26.19    $   21.00   $   20.00   $    19.00    $   22.25
                                                       =============   =========    =========   =========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
on market price per share                                      11.66%*     42.58%       19.48%      21.22%       -7.86%      -15.92%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of period
   (000's omitted) .................................   $     891,428   $ 702,597    $ 597,597   $ 573,693   $ 519,722    $  553,898
Net assets attributable to Common Stock, end
   of period (000's omitted) .......................   $     741,428   $ 702,597    $ 597,597   $ 573,693   $ 519,722    $  553,898
Ratio of expenses to average net assets
   applicable to Common Stock ......................            0.61%*      0.98%        1.05%       1.25%       1.17%         1.16%
Ratio of net income to average net assets
   applicable to Common Stock ......................            1.18%*      0.80%        0.88%       0.36%       0.21%         0.14%
Portfolio turnover rate ............................           25.86%*     32.45%       33.40%      29.14%      17.69%        19.50%
Average commission rate paid per share .............   $       .0500   $   .0504    $   .0500

PREFERRED STOCK
Liquidation value, end of period (000's omitted) ...   $     150,000          --           --          --          --            --
Asset coverage .....................................             594%         --           --          --          --            --
Liquidation preference per share ...................   $       25.00          --           --          --          --            --
Market value per share .............................   $       26.19          --           --          --          --            --

(a)      Includes short-term capital gain in the amount of $.05 per share.
(b)      Includes short-term capital gain in the amount of $.03 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  September 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR         VALUE
         COMMON STOCKS                               PRINCIPAL AMOUNT   (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (4.8%)
Axiom Inc.+ .......................................      152,500     $   209,687
Comcast UK Cable Partners Limited Class A + .......      304,500       4,719,750
Cox Communications, Inc. Class A + ................      270,000      14,748,750
NTL Incorporated + ................................      223,000       9,589,000
Reuters Group plc-ADR .............................       94,000       4,676,500
Wolters Kluwer NV-ADR .............................       45,000       8,614,350
                                                                      ----------
                        (COST $17,967,312)                  --        42,558,037
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (3.3%)
Cisco Systems, Inc.+ ..............................      240,000      14,835,000
Hewlett-Packard Company ...........................       40,000       2,117,500
MetaCreations Corporation + .......................      300,000       1,162,500
Platinum Software Corporation + ...................       75,000         768,750
Seagate Technology, Inc.+ .........................      430,000      10,776,875
                                                                      ----------
                        (COST $15,873,988)                  --        29,660,625
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (8.3%)
Buffets, Inc.+ ....................................      773,500       8,363,469
Chrysler Corporation ..............................      400,000      19,150,000
Ford Motor Company ................................      500,000      23,500,000
PepsiCo, Inc. .....................................      225,000       6,623,438
Philip Morris Companies Inc. ......................      350,000      16,187,500
                                                                      ----------
                        (COST $49,239,910)                  --        73,824,407
                                                                      ----------

ELECTRONICS (1.0%)
Molex Incorporated Class A ........................      315,000       8,544,375
                                                                      ----------
                        (COST $8,469,377)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (2.2%)
Waste Management, Inc. ............................      413,000      19,849,813
                                                                      ----------
                        (COST $5,954,561)

FINANCE AND INSURANCE (19.8%)
AmerUs Life Holdings, Inc. Class A ................      250,000       5,484,375
American International Group, Inc. ................      142,500      11,168,438
Annaly Mortgage Management, Inc. ..................      500,000       4,062,500
Annuity and Life Re (Holdings), Ltd.+ .............      475,000       9,381,250
CCB Financial Corp. ...............................      108,500      10,931,375
Crestar Financial Corp. ...........................      290,000      16,457,500
Everest Reinsurance Holdings, Inc. ................      275,000      10,243,750
First Midwest Bancorp, Inc. .......................      252,500       9,989,531
General Re Corporation ............................       90,000      18,270,000
Golden West Financial Corporation .................      160,000      13,090,000
Life Re Corporation ...............................      210,000      19,306,875
M&T Bank Corporation ..............................       48,000      22,128,000
NAC Re Corporation ................................      156,000       7,683,000
TIG Holdings, Inc. ................................      150,000       2,109,375
Transatlantic Holdings, Inc. ......................      200,000      16,550,000
                                                                     -----------
                        (COST $79,280,830)                  --       176,855,969
                                                                     -----------

HEALTH CARE  (11.1%)
     PHARMACEUTICALS (9.3%)
AB Astra Class A ..................................      562,500       9,618,750
AB Astra Class B ..................................      800,000      13,168,000
GelTex Pharmaceuticals, Inc.+ .....................      150,000       3,168,750
IDEC Pharmaceuticals Corporation + ................      420,000       9,975,000
Magainin Pharmaceuticals Inc.+ ....................      300,000         975,000
Merck & Co., Inc. .................................       80,000      10,365,000
Pfizer Inc. .......................................      340,000      35,955,000
                                                                      ----------
                        (COST $35,241,119)                  --        83,225,500
                                                                      ----------
     MEDICAL INSTRUMENTS AND DEVICES (1.3%)
Medtronic, Inc. ...................................      200,000      11,600,000
                                                                     -----------
                        (COST $1,341,162)



7             STATEMENT OF INVESTMENTS September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR          VALUE
         COMMON STOCKS (continued)                  PRINCIPAL AMOUNT    (NOTE 1a)
---------------------------------------------------------------------------------
     HEALTH CARE SERVICES (0.5%)
BioReliance Corporation + .........................      317,258   $   3,331,209
Huntingdon Life Sciences Group plc-ADR + ..........      669,500         795,031
                                                                     -----------
                       (COST  $9,227,332)                   --         4,126,240
                                                                     -----------
                       (COST $45,809,613)                   --        98,951,740
                                                                     -----------
MACHINERY & EQUIPMENT (0.5%)
Deere & Company ...................................      150,000       4,537,500
                                                                     -----------
                       (COST  $4,773,625)

MISCELLANEOUS (3.1%)
Other .............................................                   27,064,030
                                                                      ----------
                        (COST $38,606,202)


OIL & NATURAL GAS (INCLUDING SERVICES) (1.3%)
Repsol, S.A.- ADR .................................      275,000      11,601,563
                                                                      ----------
                          (COST $9,943,444)

RETAIL TRADE (11.6%)
The Home Depot, Inc. ..............................    1,800,000      71,100,000
Wal-Mart Stores, Inc. .............................      590,000      32,228,750
                                                                     -----------
                         (COST $ 2,465,412)                 --       103,328,750
                                                                     -----------

SEMICONDUCTORS (0.7%)
Lam Research Corporation + ........................      601,000       6,010,000
                                                                      ----------
                         (COST $15,203,845)

SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Sequoia Capital IV ................................       ++              79,200
Welsh, Carson, Anderson & Stowe III ...............       ++                 750
                                                                      ---------
                         (COST $ 1,255,531)                 --            79,950*
                                                                      ---------

TOTAL COMMON STOCKS (67.7%) (COST $294,843,650) ...                  602,866,759
                                                                    ------------
         CONVERTIBLE CORPORATE NOTE (0.9%)
--------------------------------------------------------------------------------
MedImmune, Inc., 7% due 7/1/2003 ..................  $ 2,500,000       8,325,000
                                                                    ------------
                         (COST $ 2,462,500)


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 10/13-1/5/99; 5.27%-5.47%                     $73,900,000      73,057,391
General Electric Capital Corp. notes
   due 10/5-10/19/98; 5.47%-5.51%                     65,000,000      64,212,681
General Motors Acceptance Corp. notes
   due 10/1-1/12/99; 5.05%-5.52%                      68,800,000      68,010,252
Sears Roebuck Acceptance Corp. notes
   due 10/22-1/19/99; 5.05%-5.50%                     69,900,000      69,104,939
                                                                   -------------
                       (COST $274,385,263)                           274,385,263

   Cash, receivables, prepaid expenses
       and other assets, less liabilities .........                    5,851,441
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (31.4%)
                        (COST $280,236,704)                          280,236,704
                                                                   -------------
NET ASSETS              (COST $577,542,854)                         $891,428,463
                                                                   =============

+Non-income producing security.                                  # Restricted security.
++ A limited partnership interest.                               * Fair value of each holding in the opinion of the
(see notes to financial statements)                                Directors.

8                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged at the annual rate of 1/2% of assets under management, computed quarterly) is recorded as the related advisory services are performed by the Company.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the nine months ended September 30, 1998 and the year ended December 31, 1997 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   1998          1997          1998            1997
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................           --         2,015,188         --         $  2,015,188
Increase in paid-in capital .............................                                        --           47,388,919
                                                                                            ------------    ------------
      Total increase ....................................                                        --           49,404,107
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 11.4% and 15.1%, respectively) ...............        774,300       1,589,200       ($774,300)     (1,589,200)
Decrease in paid-in capital .............................                                   ( 21,476,663)    (35,717,602)
                                                                                            ------------    ------------
      Total decrease ....................................                                   ( 22,250,963)    (37,306,802)
                                                                                            ------------    ------------
Net increase (decrease) .................................                                   ($22,250,963)   $ 12,097,305
                                                                                            ============    ============

The cost of the 817,600 shares of Common Stock held in Treasury at September 30, 1998 amounted to $23,347,960.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the nine months ended September 30, 1998 to its officers amounted to $1,753,500.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) for the nine months ended September 30, 1998 were $166,247,091 and $222,500,101, respectively. At September 30, 1998, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the nine months ended September 30, 1998 were $320,994, including $38,760 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Sequoia Capital IV* ...............................   1/31/84               $1,003,144   $   79,200
Welsh, Carson, Anderson & Stowe III* ..............   3/10/83                  252,387          750
                                                                            ----------   ----------
Total .............................................                         $1,255,531   $   79,950
                                                                            ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,689,667 and $3,626,167, respectively. The initial investment in each limited partnership was $2,000,000.

The Company also owns 5,262 shares of non-voting common stock of Multisystems, Inc. which have no cost and are carried at no value.

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for new office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $227,000 for the nine months ended September 30, 1998. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1998 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1998 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

10   MAJOR STOCK CHANGES* Three Months Ended September 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                                                     SHARES OR
                                                       SHARES OR               PRINCIPAL AMOUNT HELD
INCREASES                                           PRINCIPAL AMOUNT            SEPTEMBER 30, 1998
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        Deere & Company                                 150,000                   150,000
        GelTex Pharmaceuticals, Inc.                      ---                     150,000 (a)

    ADDITIONS
        AmerUs Life Holdings, Inc. Class A               60,000                   250,000
        Annaly Mortgage Management, Inc.                 25,000                   500,000
        Annuity and Life Re (Holdings), Ltd.            325,000                   475,000
        Chrysler Corporation                             35,000                   400,000
        Everest Reinsurance Holdings, Inc.               75,000                   275,000
        First Midwest Bancorp, Inc.                         149                   252,500 (b)
        IDEC Pharmaceuticals Corporation                 45,000                   420,000
        Lam Research Corporation                        201,000                   601,000
        Merck & Co., Inc.                                25,500                    80,000
        Repsol, S.A. - ADR                               15,000                   275,000

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        Access Corporation                               41,450                    --
        Aetna, Inc.                                      50,000                    --
        Banco Popular Espanol, S.A.                      25,000                    --
        R.P. Scherer Corporation                         40,000                    --
        Texaco Inc.                                     179,000                    --
        U.S. Bancorp                                    185,000                    --

    REDUCTIONS
        American International Group, Inc.                7,500                   142,500 (c)
        Cisco Systems, Inc.                              30,000                   240,000 (c)
        Cox Communications, Inc. Class A                 60,000                   270,000
        Crestar Financial Corp.                          10,000                   290,000
        Life Re Corporation                              65,000                   210,000
        M&T Bank Corporation                              2,000                    48,000
        MedImmune, Inc. 7% Convertible Corporate
          Note due 7/1/2003                          $1,000,000                $2,500,000
        Medtronic, Inc.                                  70,000                   200,000
        NTL Incorporated                                  4,000                   223,000
        Platinum Software Corporation                    50,000                    75,000
        Seagate Technology, Inc.                        170,000                   430,000
        Transatlantic Holdings, Inc.                      2,500                   200,000
        Wal-Mart Stores, Inc.                            40,000                   590,000
        Wolters Kluwer NV-ADR                            10,500                    45,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b) 19,300 shares of Heritage Financial Services (purchased in prior period and previously carried under Stocks - Miscellaneous - Other) were exchanged for 14,851 of First
    Midwest Bancorp in conjunction with a merger.
(c) Includes shares received in conjunction with a stock split.

--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 8, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Victoria Hamilton
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Victoria Hamilton, Executive Vice-President & Chief Operating Officer Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com